UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008 [July 11, 2008]

CLEAN POWER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51716 (Commission File Number)	98-0413062 (IRS Employer Identification No.)

436-35th Avenue N.W., Calgary, Alberta, Canada T2K 0C1

 (Address of principal executive offices)               (Zip Code)

(403) 277-2944

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01

Entry into a Material Definitive Agreement

On July 11, 2008, Clean Power Technologies Inc. (“Clean Power” or the “Company”) closed a financing of $2,000,000 pursuant to the terms of a working capital financing negotiated with The Quercus Trust.  The terms of the financing are as follows:   a minimum of $2,000,000 of a maximum of up to $5,000,000 (the “Maximum Amount”) funded by way of the initial purchase of 20 units, to raise a total of $2,000,000 each consisting of a Senior Secured Convertible Debenture (the “Debenture”) with the principal amount of $100,000, bearing an interest rate of eight percent (8%) per annum payable annually in cash or common stock of the Company.  Interest payable in common stock shall be valued at the volume weighted average price per share of common stock as quoted on Bloomberg, LP for ten (10) days prior to the due date for the interest.  The security for the Debentures is a first priority interest in all of the Company’s and its subsidiaries’ assets, excluding accounts receivable, inventory, raw materials and work-in-process and any proceeds therefrom.  Further, the Company required to pledge the shares of its wholly owned subsidiary, CPTL – UK.  The Debenture rank senior to all other indebtedness of the Company.  The Debentures may be converted at the option of the holder, in whole or in part, at the earlier of twelve (12) months after the original issuance date, or upon an effective registration, into shares of common stock at a conversion price of $0.35 per common share.  Further, the Company may, at its option, choose to redeem the Debenture at any time prior to the one (1) year anniversary of the issuance date of the Debenture.  Any such redemption by the Company shall be at one hundred and twenty percent (120%) of the principal amount of the Debenture.  Subject to the satisfaction of certain conditions, The Quercus Trust has agreed to subscribe for an additional amount of Debentures and Warrants, up to the Maximum Amount.

As per the terms of the Securities Purchase Agreement, the Debenture will mature upon the earlier of (i) twenty-four (24) months from the Issuance Date and (ii) the completion by the Company of one or a series of related debt or equity financing transactions, exclusive of any financing transactions by a factor or commercial bank, which raises gross proceeds of $4.5 million (the “Funding”).  In the event the Company consummates the Funding, the investor may not convert the principal and interest due under the Debenture  but shall instead be prepaid one hundred and twenty percent (120%) of the amount then owed.

During the twelve (12) month period prior to conversion the investor agrees not to pledge, hypothecate, loan or enter into short sales or other hedging transactions with broker-dealers or other financial institutions.  The Company is required to issue two (2) classes of warrants, Class A warrants which shall be equal to 75% of the principal amount of the Debenture convertible at $0.60 per share and Class B warrant which shall be equal to 50% of the principal amount of the Debentures exercisable at $0.80 per share.  The Class A and Class B Warrants shall be exercisable no sooner than twelve (12) months after the final closing date of the transaction (the “Restricted Period).    The investor may exercise up to the aggregate of twenty-five (25%) of its warrants in the six month period following the Restricted Period.  The investor shall be free to exercise the balance of its warrants thereafter.  The Class A and Class B warrants shall expire five years from the date of issuance.  The warrants will have anti-dilution protection (including “full ratchet” price protection from future issuance of stock), exclusive of the conversion of the Debentures and certain other excluded stock issuances, or securities convertible or exercisable for shares of common stock below $0.60 per share.  The Company is required to file a registration statement on Form S-1 covering the common stock underlying the Debenture and the warrants within 90 days from the closing (July 11, 2008) and will pay to the investor one (1%) in cash or stock of the face amount of the debentures for every thirty (30) day, or portion thereof, that the registration statement is not filed.

For any debt, equity or equity linked private financing consummated with twelve (12) months after the Closing, the holder of the Debenture shall have a pro-rata right to purchase all or a part of the private financing on the same terms and conditions, and the holder of the Debenture shall be precluded from converting its debentures or exercising its warrants until the holder has either agreed to match the terms of the said financing or five (5) days after the rejection by the holder,  whichever shall occur later.  The investors shall have five (5) trading days to respond to a signed and accepted term sheet by the Company.  The investor may exchange any remaining Debentures and warrants for the stated value for the securities in such other Company financing conducted by the Company.

The investors may exchange any remaining Debentures and Class A and Class B warrants at their stated value for securities in any other financing conducted by the Company.  In the event of a change of control transaction, the investors may elect to have the Debenture redeemed by the Company at 110% of the outstanding Debenture principal plus all accrued interest.  The Company may satisfy the redemption in cash or common shares at the Company’s option.

The Company has also granted certain registration rights to the investors requiring that the Company use its best efforts to effect the registration of the securities purchased as would permit or facilitate the sale or distribution of all the securities in the manner and in all states reasonably requested by the Holder. The Company shall use its best efforts to have any such registration statement declared effective no later than ninety (90) days after the Closing Date.

A copy of the Purchase Agreement, Note, Registration Rights Agreement, Pledge Agreement, Class A Warrants, and Class B Warrants are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

The Company has agreed to pay vFinance Investments, Inc., the Company’s placement agent, a cash fee of $160,000 and will issue Class A Warrants exercisable into up to 342,857 shares of common stock at $0.60 per share, and Class B Warrants exercisable into 228,571 shares of common stock at $0.80 per share, plus the reasonable legal cost of the investor’s counsel and the cost of the transaction up to an amount of $25,000.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 2.03

Creation of a Direct Financial Obligation or an obligation Under an Off-Balance Sheet Arrangement of a Registration.

See Item 1.01 above.

Item 3.02

Unregistered Sales of Equity Securities

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 8.01 Other Events

On July 16, 2008, the Company issued a press release announcing that it had consummated a financing with The Quercus Trust. In accordance with Rule 135c, a copy of the press release titled, “Clean Power Technologies, Inc. Enters into Securities Purchase Agreement with The Quercus Trust” is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement	Filed herewith
10.2	Form of 8% Senior Secured Convertible Promissory Note	Filed herewith
10.3	Form of Registration Rights Agreement	Filed herewith
10.4	Form of Pledge Agreement	Filed herewith
10.5	Form of Warrant – Class A	Filed herewith
10.6	Form of Warrant – Class B	Filed herewith
99.1	Press Release, dated July 16, 2008, titled, “Clean Power Technologies, Inc. Enters into Securities Purchase Agreement with the The Quercus Trust”	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.
July 16, 2008	By: /s/ Abdul Mitha Abdul Mitha Chief Executive Officer

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